EXHIBIT 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT (this “Agreement”), dated as of August 7, 2023 (the “Third Amendment Effective Date”), is entered into among Sonoco Products Company, a South Carolina corporation (the “Borrower”), CoBank, FCB (the “New Lender”), and Bank of America, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower, the Lenders, and the Administrative Agent, entered into that certain Credit Agreement, dated as of June 30, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of June 30, 2021 and as amended by that certain Second Amendment to Credit Agreement, dated as of May 11, 2023 and as further amended, restated, amended and restated, extended, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
WHEREAS, the Borrower has requested (a) an increase of the Aggregate Revolving Commitments in an aggregate principal amount equal to $150,000,000 (the “Third Amendment Incremental Increase”) and (b) that the Credit Agreement be amended, as set forth below, to (i) reflect the existence of the Third Amendment Incremental Increase and (ii) make such other changes to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of the Third Amendment Incremental Increase, in each case, subject to the terms and conditions specified in this Agreement.
WHEREAS, the New Lender is willing to provide the Third Amendment Incremental Increase and the parties hereto are willing to amend the Credit Agreement as set forth below, in each case, subject to the terms and conditions specified in this Agreement.
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Third Amendment Incremental Increase; Reallocation.
(a)    Upon giving effect to this Agreement, (i) the Commitment of the New Lender shall be the principal amount set forth opposite its name on Schedule 2.01 attached hereto under the column “Commitment”, (ii) the Commitment and the Applicable Percentage of each Lender shall be as set forth opposite its name on Schedule 2.01 attached hereto, and (iii) the Aggregate Revolving Commitments shall equal $900,000,000. The Third Amendment Incremental Increase is being incurred pursuant to Section 2.14 of the Credit Agreement. After giving effect to this Agreement, the increase amount available under Section 2.14 of the Credit Agreement shall be permanently reduced to $0.
(b)    Upon giving effect to this Agreement, the Borrower shall prepay any Loans outstanding on the Third Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05 in connection therewith) to the extent necessary to keep the outstanding

Loans ratable with any revised Applicable Percentages arising from the Third Amendment Incremental Increase.
2.    Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphabetical order to read as follows:
“Third Amendment Effective Date” means August 7, 2023.
(b)    The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Aggregate Revolving Commitments” means the Commitments of all the Lenders, as such amount may be reduced or increased as set forth herein. The Aggregate Revolving Commitments as of the Third Amendment Effective Date shall be $900,000,000.
(c)    Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Schedule 2.01. All other Schedules to the Credit Agreement shall not be modified or otherwise affected hereby.
3.    Joinder of New Lender.
(a)    The New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (B) it meets all the requirements to be an assignee under Sections 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement); (C) from and after the Third Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder; (D) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement; (E) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (F) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender (as applicable), has been delivered to the Administrative Agent; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(b)    Each of the Loan Parties and the Administrative Agent agree that, as of the Third Amendment Effective Date, the New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)    The address, facsimile number, electronic mail address and telephone number of the New Lender for purposes of Section 10.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the Third Amendment Effective Date or to such other address, facsimile number, electronic mail address and telephone number as shall be designated by the New Lender in a notice to the Administrative Agent.
4.    Conditions Precedent. This Agreement shall be effective on the Third Amendment Effective Date upon satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received executed counterparts of this Agreement, executed by (i) a Responsible Officer of the Borrower and (ii) a duly authorized officer of the New Lender and the Administrative Agent.
(b)    The Administrative Agent shall have received a certificate of the Borrower dated as of the Third Amendment Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this paragraph 4(b), the representations and warranties contained in (x) subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (y) subsection (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to “through the Third Amendment Effective Date” rather than “through the Closing Date”, and (B) no Default exists.
(c)    The Administrative Agent shall have received a statement of reaffirmation from the Borrower pursuant to which the Borrower ratifies the Credit Agreement and the other Loan Documents and acknowledges and reaffirms that, after giving effect to such increase, it is bound by all terms of the Credit Agreement and the other Loan Documents.
(d)    The Administrative Agent shall have received a Note in favor of the New Lender if so requested by the New Lender.
(e)    The Borrower shall have provided to the Administrative Agent and the New Lender the documentation and other information requested by the Administrative Agent or the New Lender in order to comply with Applicable Law, including the PATRIOT Act.
(f)    If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to the New Lender upon request, a Beneficial Ownership Certification in relation to the Borrower.
(g)    The New Lender, for its own account, shall have received all fees owing and required to be paid on the Third Amendment Effective Date to the New Lender pursuant to agreement in writing.
(h)    Unless waived by the Administrative Agent, the Administrative Agent shall have received evidence that the Borrower has paid all fees, charges and disbursements of counsel to the

Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of fees, charges and disbursements as shall constitute its reasonable estimate of fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
Without limiting the generality of the provisions of Sections 9.03 and 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, if the New Lender has signed this Agreement, the New Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the New Lender unless the Administrative Agent shall have received notice from the New Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.
    5.    Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Agreement, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement, (d) the execution, delivery and performance by it of this Agreement does not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Borrower or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

    6.    No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

    7.    Counterparts. Subject to Section 10.18 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. The authorization under this Section 6 may include use or acceptance by the Administrative Agent, the L/C Issuer and each Lender of a manually signed paper copy of this Agreement which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Agreement converted into another format, for transmission, delivery and/or retention.

    8.    Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York. The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

9.    Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
BORROWER:    SONOCO PRODUCTS COMPANY,
a South Carolina corporation

By: /s/ W. Patrick Youngblood
Name: W. Patrick Youngblood
Title: Vice President, Global Treasurer

SONOCO PRODUCTS COMPANY
THIRD AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as the Administrative Agent

By: /s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Vice President

SONOCO PRODUCTS COMPANY
THIRD AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT

NEW LENDER:    COBANK, FCB,
as the New Lender

By: /s/ Robert Prickett
Name: Robert Prickett
Title: Vice President

SONOCO PRODUCTS COMPANY
THIRD AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT

Schedule 2.01
Commitments and Applicable Percentages